EXECUTION COPY

                           SECOND AMENDMENT AND WAIVER


               SECOND AMENDMENT AND WAIVER, dated as of April 27, 2000 (this "AMENDMENT AND WAIVER"), to the Credit Agreement, dated as of February 13, 1998 (as amended, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NBC ACQUISITION CORP., a Delaware corporation ("HOLDINGS"), NEBRASKA BOOK COMPANY, INC., a Kansas corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:
                               - - - - - - - - - -


        WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

        WHEREAS, the Borrower has requested that the Lenders amend and waive the Credit Agreement as set forth herein;

        WHEREAS, the Lenders and the Administrative Agent are willing to agree to amend and waive the Credit Agreement, subject to the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, Holdings, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

        1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

        2. AMENDMENT TO SECTION 1.1 (DEFINED TERMS). Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

          "CAMPUSHUB": TheCampusHub.com, Inc., a Delaware corporation.

          "CAMPUSHUB AGREEMENTS": the collective reference to the Equity Option Agreement, the Management Services Agreement, the Master Transaction Agreement, the Rights Agreement, the Stockholders and Optionholders Agreement, the Software License Agreement and the Technology Licensing Agreement.

          "EQUITY OPTION AGREEMENT": the Equity Option Agreement, to be dated on or about May 3, 2000, between CampusHub and the Borrower, substantially in the form of Exhibit A hereto.

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          "MANAGEMENT SERVICES AGREEMENT": the Management Services Agreement, to
     be dated on or about May 3, 2000, between CampusHub and the Borrower, substantially in the form of Exhibit B hereto.

          "MASTER TRANSACTION AGREEMENT": the Master Transaction Agreement, to be dated on or about May 3, 2000, between CampusHub and the Borrower, substantially in the form of Exhibit C hereto.

          "OPTION CERTIFICATE": the Option Certificate granted to the Borrower pursuant to the Equity Option Agreement.

          "RIGHTS AGREEMENT": the Rights Agreement, to be dated on or about May 3, 2000, between CampusHub, the Borrower, HWH Capital Partners, L.P. and MSD Capital, L.P., substantially in the form of Exhibit D hereto.

          "STOCKHOLDERS AND OPTIONHOLDERS AGREEMENT": the Stockholders and Optionholders Agreement, to be dated on or about May 3, 2000, between CampusHub, the Borrower, HWH Capital Partners, L.P. and MSD Capital, L.P., substantially in the form of Exhibit E hereto.

          "SOFTWARE LICENSE AGREEMENT": the Software License Agreement, to be dated on or about May 3, 2000, between CampusHub and the Borrower, substantially in the form of Exhibit F hereto.

          "TECHNOLOGY SALE AND LICENSE AGREEMENT": the Technology Sale and License Agreement, to be dated on or about May 3, 2000, between CampusHub and the Borrower, substantially in the form of Exhibit G hereto.

        3. WAIVER OF SECTION 7.10 (LIMITATION ON TRANSACTIONS WITH AFFILIATES). The Administrative Agent and the Required Lenders hereby expressly waive the application of Section 7.10 of the Credit Agreement to the extent, and only to the extent, necessary to permit the CampusHub Agreements and the transactions contemplated thereby; PROVIDED that (i) the Borrower will not amend or waive, or permit any amendment or waiver of, the CampusHub Agreements (x) in a manner materially adverse to the Borrower or (y) which lengthens the term of the Management Services Agreement, without the consent of the Required Lenders and
(ii) the CampusHub Agreements are consummated on or before September 30, 2000.

        4. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement. Each of Holdings and the Borrower represents and warrants that, after giving effect to this Amendment and Waiver, no Default or Event of Default has occurred and is continuing.

        5. EFFECTIVENESS. This Amendment and Waiver shall become effective as of the date upon which:

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               (i) the Administrative Agent shall have received  counterparts of this Amendment and Waiver duly executed by Holdings, the Borrower and the Required Lenders;

               (ii) the CampusHub Agreements are executed substantially in the form of Exhibits A through G, respectively; and

               (iii) the Option Certificate, together with an undated stock power covering such certificate duly executed in blank by the Borrower, shall have been delivered to the Administrative Agent.

        6. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment and Waiver shall not be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require a waiver or consent of the Lenders, Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

        7. COUNTERPARTS. This Amendment and Waiver may be executed by the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

        8. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.


                                         NBC ACQUISITION CORP.


                                         By:

                                         Name:

                                         Title:


                                         NEBRASKA BOOK COMPANY, INC.


                                         By:

                                         Name:

                                         Title:


                                         THE CHASE MANHATTAN BANK,
                                         as Administrative Agent and as a Lender


                                         By:

                                         Name:

                                         Title:

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                                         ABN AMRO BANK N.V.


                                         By:________________________
                                               Name:
                                               Title:


                                         CREDIT AGRICOLE INDOSUEZ


                                         By: ___________________________________
                                                Name:
                                                Title:


                                         ELC (CAYMAN) LTD.


                                         By:____________________________________
                                               Name:
                                               Title:


                                         EATON VANCE SENIOR INCOME TRUST
                                         By: Eaton Vance Management
                                                as Investment Advisor

                                         By:____________________________________

                                               Name:
                                               Title:

                                         THE FIRST NATIONAL BANK OF CHICAGO


                                         By: ___________________________________
                                                Name:
                                                Title:


                                         GENERAL ELECTRIC CAPITAL CORPORATION


                                         By: ___________________________________
                                                Name:
                                                Title:


                                         HELLER FINANCIAL, INC.


                                         By: ___________________________________
                                                Name:
                                                Title:


                                         NATIONAL CITY BANK


                                         By: ___________________________________
                                                Name:
                                                Title:


                                         SENIOR DEBT PORTFOLIO
                                         By: Boston Management and Research
                                                as Investment Advisor

                                         By:____________________________________

                                               Name:
                                               Title:

                                         SOCIETE GENERALE


                                         By: ___________________________________
                                                Name:
                                                Title:


                                         U.S. BANK NATIONAL ASSOCIATION


                                         By: ___________________________________
                                                Name:
                                                Title:


                                         VAN KAMPEN PRIME RATE INCOME TRUST


                                         By: ___________________________________
                                                Name:
                                                Title:


                                         WELLS FARGO BANK NATIONAL ASSOCIATION


                                         By: ___________________________________
                                                Name:
                                                Title:


 EXHIBITS A THROUGH G TO THE SECOND  AMENDMENT  AND WAIVER HAVE BEEN OMITTED FOR
  PURPOSES OF FILING EXHIBIT 10.1 TO THE FORM 10-Q FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2000. SUCH EXHIBITS WILL BE MADE AVAILABLE TO THE
                SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.